UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 6, 2003
                                        ---------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-6377                77-0176309
           --------                     ------                ------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               The following exhibit is filed herewith as part of this Current Report on Form 8-K:

               Exhibit
               Number          Description
               -------         -----------
                 99.1          News Release dated August 6, 2003, entitled
                               "Drexler Technology Reports Results for FY04
                               First Quarter Ended June 30, 2003"

Item 12. Results of Operations and Financial Condition.

     On August 6, 2003, Drexler Technology Corporation issued a news release to report its financial results for the fiscal 2004 first quarter ended June 30, 2003. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information furnished in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                       DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: August 12, 2003  /s/Jerome Drexler
                       ---------------------------------------------------------
                       Jerome Drexler, Chairman of the Board of Directors
                       and Chief Executive Officer (Principal Executive Officer)






                                INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------
  99.1              News Release dated August 6, 2003, entitled "Drexler
                    Technology Reports Results for FY04 First Quarter Ended June
                    30, 2003" is furnished herewith.